                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             Internet America, Inc.
      -------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total Fee Paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         [INTERNET AMERICA, INC. LOGO]
                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                              DALLAS, TEXAS 75201
                                 (214) 861-2500


                               September 30, 1999


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Internet America, Inc., a Texas corporation, to be held at 10:00 a.m., local time, on November 4, 1999, at the Adam's Mark Hotel, 400 North Olive Street, Dallas, Texas 75201. All shareholders of record as of September 15, 1999, are entitled to vote at the Meeting. I urge you to be present in person or represented by proxy at the Meeting.

         The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes the election of four directors, approval of the Internet America, Inc. Employee Stock Purchase Plan and approval of amendments to the Internet America 1998 Nonqualified Stock Option Plan. We have also enclosed a copy of our Annual Report for the fiscal year ended June 30, 1999.

         Internet America's Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interest of Internet America and its shareholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed Proxy promptly.

         Directors and officers of Internet America will be present to help host the Meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend. Even if you expect to attend the Meeting, please complete, sign, date and return your proxy in the enclosed envelope without delay. If you attend the Meeting, you may vote in person even if you have previously mailed your proxy.

         On behalf of your Board of Directors, thank you for your support.

                                   Sincerely,



                                   MICHAEL T. MAPLES
                                   President, Chief Executive Officer
                                   and Director

                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                              DALLAS, TEXAS 75201
                                 (214) 861-2500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 4, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Internet America, Inc. ("Internet America") will be held at 10:00 a.m., local time, on November 4, 1999, at the Adam's Mark Hotel, 400 North Olive Street, Dallas, Texas 75201, for the purpose of considering and acting upon:

         (1)      The election of four members of the Board of Directors;

         (2) A proposal to approve the Internet America, Inc. Employee Stock Purchase Plan;

         (3) A proposal to amend the Internet America, Inc. 1998 Nonqualified Stock Option Plan to increase by 400,000 the number of shares of Common Stock available for issuance pursuant to such Plan and to revise the mechanism for granting options to Independent Directors under such Plan to take into account the newly-created staggered Board of Directors; and

         (4) Such other matters as may properly come before the Meeting or any adjournments thereof.

         The close of business on September 15, 1999, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open for examination by any shareholder during ordinary business hours at the offices of Internet America at One Dallas Centre, 350 North St. Paul, Suite 3000, Dallas, Texas 75201. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                        By Order Of The Board Of Directors



                                        ELIZABETH PALMER DAANE
                                        Secretary

Dallas, Texas
September 30, 1999

                             INTERNET AMERICA, INC.
                         350 NORTH ST. PAUL, SUITE 3000
                              DALLAS, TEXAS 75201
                                 (214) 861-2500

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 4, 1999

         This Proxy Statement is being first mailed on or about September 30, 1999, to shareholders of Internet America, Inc., a Texas corporation, by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., local time, on November 4, 1999, at the Adam's Mark Hotel, 400 North Olive Street, Dallas, Texas 75201, or at such other time and place to which the Meeting may be adjourned (the "Meeting Date").

         The purpose of the Meeting is to consider and act upon: (1) the election of four directors; (2) the approval of the Internet America, Inc. Employee Stock Purchase Plan (the "Employee Plan"); (3) the approval of amendments to the Internet America, Inc. 1998 Nonqualified Stock Option Plan (the "1998 Option Plan") to increase by 400,000 the number of shares of Common Stock available for issuance pursuant to the 1998 Option Plan, and to revise the mechanism for granting options to Independent Directors under the 1998 Option Plan to take into account the newly-created staggered Board of Directors; and (4) such other matters as may properly come before the Meeting or any adjournments thereof.

         All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted: (1) FOR the election of the persons named herein under "Election of Directors" as nominees for election as directors; (2) FOR the approval of the Employee Plan; (3) FOR the amendments to the 1998 Option Plan; and (4) at the discretion of the Proxy holders with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

         Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked by providing written notice of such revocation to our stock transfer agent, ChaseMellon Shareholder Services, L.L.C., 2323 Bryan Street, Suite 2300, Dallas, Texas 75201, Attention: Tim Oliver, which notice must be received prior to the Meeting. If notice of revocation is not received by such date, a shareholder may nevertheless revoke a Proxy by attending the Meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.


                       RECORD DATE AND VOTING SECURITIES

         The record date for determining the shareholders entitled to vote at the Meeting is the close of business on September 15, 1999 (the "Record Date"), at which time we had issued and outstanding 7,060,194 shares of Common Stock, par value $.01 per share (the "Common Stock"). Common Stock is our only class of outstanding voting securities.

                               QUORUM AND VOTING

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in such holder's name.

         In order to be elected a director, a nominee must receive a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. Votes that are withheld and broker non-votes will not be counted in the election of directors, but will be counted toward a quorum.

         In order to comply with certain rules promulgated under the Internal Revenue Code and of the Nasdaq National Market, approval of the Employee Plan and of the amendments to the 1998 Option Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote thereon. Abstentions on these proposals will have the same effect as a vote against them.


           SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

         The following table sets forth information as of September 1, 1999, regarding the beneficial ownership of Common Stock of (1) each person or group known by us to beneficially own 5% or more of the outstanding shares of Common Stock, (2) each director, nominee for director and our Chief Executive Officer and other most highly compensated executive officer (the "Named Executive Officers") and (3) all executive officers and directors as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.


      NAME AND ADDRESS OF               AMOUNT AND NATURE
 BENEFICIAL OWNER OR GROUP(1)        OF BENEFICIAL OWNERSHIP       PERCENT OF CLASS
 ----------------------------        -----------------------       ----------------
 Michael T. Maples                                190,563(2)              2.7%
 Douglas L. Davis                                    151,690              2.1%
 William O. Hunt                                  973,063(2)             13.7%
 Jack T. Smith                                    467,811(2)              6.6%
 Gary L. Corona                                    66,999(2)                *
 All directors and executive
 officers as a group (nine
 persons)                                          1,880,856             25.7%

----------

         *  Less than one percent.

(1) The address of each officer and director is in care of Internet America at One Dallas Centre, 350 North St. Paul, Suite 3000, Dallas, Texas 75201.

(2) Includes options to purchase 106,875, 45,000, 45,000 and 45,000 shares of Common Stock granted to Messrs. Maples, Hunt, Smith and Corona, respectively, that are exercisable within 60 days of September 1, 1999.

(3) Includes 464,678 shares of Common Stock owned by B&G Partnership, Ltd., a limited partnership in which Mr. Hunt and his wife serve as general partners, and 463,385 shares of Common Stock owned by the William O. Hunt, Jr. Rollover IRA, of which Mr. Hunt is the beneficiary.


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

         Our Bylaws currently provide that the Board of Directors shall consist of at least one director. The Board of Directors currently consists of four directors with terms of office expiring on the date of the Meeting. On September 13, 1999, the Board of Directors adopted a resolution unanimously approving an amendment to the Bylaws that divides the Board into three classes, as nearly equal in size as possible, with staggered terms. Each class serves a term of three years, with the term of office of one class expiring each year at the Annual Meeting of Shareholders. Initially, the term of office of directors in Class I will expire at the 2000 Annual Meeting, the term of office of directors in Class II will expire at the 2001 Annual Meeting and the term of office of directors in Class III will expire at the 2002 Annual Meeting.

         It is intended that the names of the persons indicated in the following table will be placed in nomination and that the shares represented by Proxies will be voted for their election. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors, if elected; however, if at the time of the Meeting any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director. The Board unanimously recommends that shareholders vote "FOR" the election of all of the nominees.

         The persons named below have been nominated for election as directors:


         NAME                               AGE           POSITION                             TERM EXPIRING
         ----                               ---           --------                             -------------
Michael T. Maples........................   43     President, Chief Executive                 2002 (Class III)
                                                   Officer and Director
William O. Hunt(1)(2)....................   65     Chairman of the Board                      2002 (Class III)
Jack T. Smith(1)(2)......................   45     Director                                   2001 (Class II)
Gary L. Corona(1)(2).....................   47     Director                                   2000 (Class I)

----------

(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

         MICHAEL T. MAPLES has served as our President and Chief Executive Officer since March 1997 and has served as one of our directors since April 1997. Mr. Maples joined us in September 1996. Prior to joining us, Mr. Maples was Vice President of Westcott Communications, Inc., a provider of educational, motivational and instructional programming for various industries via satellite delivered television or videotape. From 1988 to 1996, Mr. Maples was the General Manager of the Automotive and Government Services business units of Westcott Communications, Inc.

         WILLIAM O. HUNT has served as our Chairman of the Board and as one of our directors since May 1995. Mr. Hunt is currently Chairman of the Board and director of Intellicall, Inc., a diversified telecommunications company providing products and services to pay telephone networks on a worldwide basis. From December 1992 to May 1998, Mr. Hunt served as Chief Executive Officer of Intellicall, Inc. From August 1990 to March 1996, Mr. Hunt served as Chairman or Vice Chairman of the Board and director of Hogan Systems, Inc., a designer of integrated online application software products for financial institutions. He is also a director of American Homestar Corporation, Dr. Pepper Bottling Holdings, Inc., The Allen Group, Inc., DSC Communications Corporation and OpTel, Inc.

         JACK T. SMITH has served as one of our directors since November 1995. Mr. Smith is currently employed by Carl Westcott LLC, a private capital firm. From March 1997 to February 1999, Mr. Smith was President and Chief Operating Officer of Jayhawk Acceptance Corporation, a specialized financial services company. From June 1996 to February 1997, Mr. Smith was employed as an independent business consultant. From 1989 until its acquisition by Primedia, Inc., in June 1996, Mr. Smith was President and Chief Operating Officer of Westcott Communications, Inc. He is also a director of Jayhawk Acceptance Corporation, First Extended Service Corporation and FFG Insurance Company.

         GARY L. CORONA has served as one of our directors since May 1998. Mr. Corona is currently employed by Carl Westcott LLC, a private capital firm. From March 1997 to February 1999, Mr. Corona was General Manager of the Automotive Division of Jayhawk Acceptance Corporation. From July 1996 to August 1997, Mr. Corona served as a business consultant for Carl Westcott LLC. From July 1990 until its acquisition by Primedia, Inc., in June 1996, Mr. Corona was Vice President, New Business Development of Westcott Communications, Inc. Mr. Corona is also a director of First Extended Service Corporation and FFG Insurance Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Our business is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis to review significant developments affecting us and to act on matters requiring approval of the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings. During fiscal 1999, the Board of Directors met four times and acted by unanimous written consent five times. During fiscal 1999, each member of the Board of Directors participated in all Board of Directors and applicable meetings held during the period for which he was a director.

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The functions of these committees, their current members and the number of meetings held during fiscal 1999 are described below.

         Audit Committee. The Audit Committee reviews the professional services and independence of our independent auditors, as well as the adequacy of our accounting procedures and internal controls. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be our independent public accountants and monitors the performance of such firm; reviews and approves the results and scope of the annual audit; reviews with management the status of internal accounting controls; evaluates any problem areas having a potential financial impact on us that may be brought to its attention by management, the independent public accountants or the Board of Directors; and evaluates all of our public financial reporting documents. The Audit Committee is comprised of Messrs. Hunt, Smith and Corona. The Audit Committee did not meet in fiscal 1999.

         Compensation Committee. The Compensation Committee recommends compensation for all executive officers and administers incentive compensation and benefit plans. The Compensation Committee is comprised of Messrs. Hunt, Smith and Corona. The Compensation Committee met two times in fiscal 1999.

COMPENSATION OF DIRECTORS

         Upon consummation of our initial public offering in December 1998, directors who were not also our employees ("Independent Directors") received an annual retainer upon election to the Board of $6,000 (pro rata for existing Independent Directors for the first partial year) and an additional $750 for each Board meeting attended. All of our directors are reimbursed for travel, lodging and other out-of-pocket expenses in connection with their attendance at Board and committee meetings. Each Independent Director, upon election to the Board of Directors will receive a nonqualified option to purchase 22,500 shares of Common Stock (which will be immediately exercisable), and following the first anniversary of his election to the Board of Directors, and only if such Independent Director continues to be a member of the Board, such director will receive a nonqualified option to purchase 20,000 shares of Common Stock (with such options vesting 25% annually, commencing on the date of issuance and continuing on the first, second and third anniversaries of the date of issuance, subject to such director's continued status as a member of to the Board of Directors, and further subject to the terms and provisions of the 1998 Nonqualified Stock Option Plan). Each Independent Director holding office at the time of consummation of our initial public offering received such options as if he had been initially elected as of such date. All other options issued to Independent Directors will be issued pursuant to the 1998 Nonqualified Stock Option Plan.

         On April 20, 1999, we entered into a Consulting Agreement with Mr. Corona as an independent contractor for his services in identifying and contacting potential acquisition candidates for us, as well as such other advisory and management services as our Chief Executive Officer may request from time-to-time. The Consulting Agreement is for a term of four years, but may be terminated by either party upon thirty days prior written notice. As compensation under the Consulting Agreement, we granted Mr. Corona an option to purchase 75,000 shares of our Common Stock at an exercise price of $25.00 per share. In addition, we agreed to reimburse Mr. Corona for all reasonable and necessary travel and other expenses incurred by him in performing his duties under the Consulting Agreement.


                             EXECUTIVE COMPENSATION

         The following table sets forth the information regarding compensation paid (on an annualized basis) for the Named Executive Officers for the periods indicated. No other executive officers were compensated over $100,000 in fiscal 1999.

SUMMARY COMPENSATION TABLE


                                                                                                 LONG TERM
                                                              ANNUAL COMPENSATION              COMPENSATION
                                                              -------------------              ------------
                                                                                                SECURITIES
                                                                       OTHER ANNUAL             UNDERLYING
     NAME AND PRINCIPAL POSITION           YEAR          SALARY        COMPENSATION               OPTIONS
     ---------------------------           ----          ------        ------------               -------
Michael T.  Maples,                        1999         $115,400             --                     --
  Chief Executive Officer..........        1998          108,333             --                 157,500(1)

Douglas L.  Davis,                         1999          119,200             --                     --
  Chief Operating Officer..........        1998          110,000             --                     --

--------------------
(1) Mr. Maples was granted an option to purchase 157,500 shares of Common Stock at an exercise price of $1.67 per share on March 24, 1998.


         The following table sets forth the information regarding the value of stock options outstanding at June 30, 1999 held by each of the Named Executive Officers. No stock options were exercised by the Named Executive Officers in fiscal 1999. There have been no option grants to the Named Executive Officers during the last fiscal year.

OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES


                                       NUMBER OF SECURITIES                         VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED                        IN-THE-MONEY OPTIONS
                                       OPTIONS AT FY END(#)                           AT FY END ($)(1)
                                      ----------------------                        --------------------
      NAME                     EXERCISABLE          UNEXERCISABLE          EXERCISABLE           UNEXERCISABLE
      ----                     -----------          -------------          -----------           -------------
Michael T. Maples                 67,500               157,500              $1,161,675             $ 2,710,575
Douglas L.  Davis                112,500                    --               1,936,125                      --

-----------------

(1) The value of the options is based on the difference between the option exercise price of $1.67 per share for all options and $18.88 (which was the closing sales price per share of the Common Stock on June 30, 1999 as reported on Nasdaq) multiplied by the number of shares of Common Stock underlying the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors has a Compensation Committee, which currently is comprised of Messrs. Hunt, Smith and Corona. None of our executive officers currently serves on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions.


                           RELATED PARTY TRANSACTIONS

         On January 31, 1997, we entered into a letter agreement (the "First Extended Agreement") with First Extended, Inc. (successor in interest to First Computer Services Corporation, which was owned by Carl Westcott, a principal shareholder at the time) and William O. Hunt, one of our directors. First Extended acted as a nominee for Jack T. Smith, one of our directors, Michael T. Maples, our Chief Executive Officer and one of our directors, and Mr. Westcott. Under the terms of the First Extended Agreement, we made a promissory note in the original principal amount of $650,000 in favor of First Extended (the "First Extended Note"). The First Extended Note and First Extended Agreement provided that we could borrow up to $650,000 from First Extended. All advances under the First Extended Note and First Extended Agreement were made at First Extended's discretion. We had borrowed a total of $250,000 under the First Extended Note and First Extended Agreement. The First Extended Note bore interest at 18% per annum, and all principal and interest were originally payable on April 1, 1997. The First Extended Note, which was in default, was refinanced at prime rate in June 1998 as set forth below and was paid off on July 14, 1998.

         On March 24, 1998, Mr. Hunt, Douglas Sheldon, a former director and officer, and Carl Westcott LLC, as nominee for Messrs. Westcott, Maples, Smith, Corona and others, entered into a Stock Purchase Agreement pursuant to which Carl Westcott LLC, as nominee, and Messrs. Hunt and Sheldon purchased all of the 1,987,124 shares of Common Stock held by Robert Maynard, John Nanni and Tim Martin, founding shareholders of the Company, in exchange for $883,166.

         Mr. Hunt personally guaranteed payment under a promissory note made by us in the original principal amount of $350,000 payable to NationsBank, N.A. (the "NationsBank Note"). A total of $225,000 was borrowed under the NationsBank Note, which bore interest at the bank's prime rate. The NationsBank Note originally matured on July 15, 1997 and was renewed through December 15, 1998. A guarantee fee would accrue to Mr. Hunt at 18% minus the bank's prime rate if the NationsBank Note became in default. The guarantee fee and all principal were payable upon demand of the guarantor. All advances under the NationsBank Note required the consent of the guarantor.

         In June 1998, we refinanced the First Computer Note and the First Extended Note pursuant to a Letter Agreement between us and Messrs. Hunt, Smith and Westcott (the "Letter Agreement"). Pursuant to the Letter Agreement, we made the following promissory notes: (i) Amended and Restated Promissory Note payable to Mr. Smith in the principal amount of $229,450, (ii) Amended and Restated Promissory Note payable to Mr. Smith in the principal amount of $77,694, (iii) Amended and Restated Promissory Note payable to Mr. Westcott in the principal amount of $1,538,263 and (iv) Amended and Restated Promissory Note payable to Mr. Westcott in the principal amount of $172,306 (collectively, the "Amended Notes"). All of the Amended Notes bore interest per annum at the NationsBank of Texas, N.A. prime rate. Pursuant to the Letter Agreement, we were to make a monthly payment of $140,000, which would be applied pro rata to the repayment of the Amended Notes and the NationsBank Note. In the event of default under any of the Amended Notes, the outstanding indebtedness of such note was convertible into shares of Common Stock at the price of $0.44 per share at the option of the noteholders. Mr. Maples sold his interest in the Amended Notes to Carl Westcott. Under the Amended Notes and the Letter Agreement, in the event of any offering of our securities pursuant to a registration statement declared effective by the Securities and Exchange Commission or the sale or issuance of our securities through which we raise a minimum of $1.0 million, we had to use all of the proceeds of such offering, sale or issuance to pay off the Amended Notes and the NationsBank Note until all such debt was extinguished. We used approximately $2.0 million of the net proceeds of our initial public offering in December 1998 to prepay the Amended Notes and the NationsBank Note.

         In 1997, Chase Bank made available a stand-by letter of credit in the original principal amount of $150,000, payment of which was personally guaranteed by Mr. Hunt. Approximately $66,000 of this letter of credit was pledged as collateral under a three year capital lease. All amounts outstanding under the letter of credit were paid with a portion of the proceeds of our initial public offering in December 1998, and the letter of credit was terminated.

         On April 20, 1999, we entered into a Consulting Agreement with Mr. Corona as an independent contractor for his services in identifying and contacting potential acquisition candidates for us, as well as such other advisory and management services as our Chief Executive Officer may request from time-to-time. The Consulting Agreement is for a term of four years, but may be terminated by either party upon thirty days prior written notice. As compensation under the Consulting Agreement, we granted Mr. Corona an option to purchase 75,000 shares of our Common Stock at an exercise price of $25.00 per share. In addition, we agreed to reimburse Mr. Corona for all reasonable and necessary travel and other expenses incurred by him in performing his duties under the Consulting Agreement.

         Also on April 20, 1999, we entered into a letter agreement with Carl Westcott LLC by which we retained Carl Westcott LLC as our non-exclusive financial advisor. Under the letter agreement, Carl Westcott LLC will assist us in identifying and contacting potential acquisition or business combination candidates, evaluate and value such candidate businesses, assist in structuring transaction proposals, develop strategies for successful consummation of transactions, analyze the economic effects to us of a transaction, assist in the negotiation of transaction proposals and preparation of documents, assist in the due diligence process and complete other matters related to closing such transactions. As compensation for rendering such services, we will pay Carl Westcott LLC a fee equal to two percent of the estimated annual revenue, for the twelve months after a closing, of a company acquired by us due to Carl Westcott LLC's performance of services under the letter agreement; provided, however, that in no event shall such fee for any acquisition be less than $25,000 nor more than $75,000. We also agreed to reimburse Carl Westcott LLC for all reasonable expenses, and agreed to indemnify Carl Westcott LLC for damages relating to any transaction contemplated by the engagement of Carl Westcott LLC under the letter agreement. The letter agreement is effective until terminated by either party upon thirty days written notice.

         Carl Westcott owns a significant interest in Jayhawk Acceptance Corporation, First Extended Service Corporation and FFG Insurance Company. Carl Westcott LLC and Westcott Communications, Inc. are current and former affiliates of Carl Westcott.

         We have adopted a policy providing that all transactions between us and related parties will be subject to approval by a majority of all disinterested directors and must be on terms no less favorable than those that could otherwise be obtained from unrelated third parties.


                                 PROPOSAL NO. 2
                     APPROVAL OF THE INTERNET AMERICA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

         The Internet America, Inc. Employee Stock Purchase Plan (the "Employee Plan") provides a systematic method for our employees to purchase shares of our Common Stock. On April 20, 1999, our Board of Directors approved the Employee Plan and the reservation of 200,000 shares of Common Stock for issuance under the Employee Plan, subject to shareholder approval at the Meeting.

         The purpose of the Employee Plan is to provide eligible employees with an opportunity to purchase our Common Stock through accumulated payroll withholding amounts and to thereby acquire or increase their proprietary interest in us. The Board believes that the Employee Plan will assist us in attracting and retaining qualified employees essential to our success. Thus, the Board believes that approval of the Employee Plan is in Internet America's and our shareholders' best interests and unanimously recommends a vote "FOR" approval of the Employee Plan.

SUMMARY OF TERMS AND PROVISIONS OF THE EMPLOYEE PLAN

         The following summary of the Employee Plan is qualified in its entirety by the terms of the Employee Plan, a copy of which is attached as Appendix A to this Proxy Statement. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the Employee Plan.

         The provisions of the Employee Plan are intended to satisfy the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended. The Employee Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not a qualified plan under Internal Revenue Code Section 401(a).

         Under the Employee Plan, eligible employees are granted an option to purchase the greatest number of whole shares of our Common Stock that may be purchased with the amount elected by the eligible employee to be withheld from the eligible employee's after-tax base pay during a calendar quarter. Each calendar quarter is referred to as an "Offering Period." The last business day of each Offering Period is the "Exercise Date" on which shares of Common Stock are actually purchased under the Employee Plan. A Participant may authorize payroll deductions during each Offering Period in any whole multiple of 1% of the Participant's after-tax Base Pay (defined generally under the Employee Plan to mean base salary), up to a maximum of 10% of before-tax Base Pay. No interest will accrue on or be payable with respect to a Participant's payroll withholding amounts. Participants may withdraw from the Employee Plan by written notice at any time prior to the Exercise Date, whereupon their accrued payroll deductions will be refunded to them as soon as administratively feasible.

         The price paid for each share of Common Stock acquired in any Offering Period under the Employee Plan is the lesser of (a) 85% of the fair market value of a share of Common Stock on the first day of the Offering Period on which the Nasdaq National Market System is open for trading or (b) 85% of the fair market value of a share of Common Stock on the Exercise Date. An eligible employee may not purchase more than $25,000 in value of Common Stock under the Employee Plan during any calendar year. We will pay all transaction costs, including brokerage commissions, in connection with the purchase of Common Stock under the Employee Plan.

         An employee (including officers and directors who are employees) of Internet America, and certain of our subsidiaries as are from time-to-time designated by the Chief Executive Officer, is eligible to participate in the Employee Plan as long as that employee customarily works more than twenty hours per week and more than five months in any calendar year, has been an employee continuously for at least three months and maintains such continuous status throughout the Offering Period. However, no employee may participate in the Employee Plan if such employee would own stock and/or options to acquire stock in the amount of 5% or more of the outstanding shares of Common Stock. As of September 1, 1999, approximately 139 employees, including three of the Company's executive officers, would have been eligible to participate in the Employee Plan.

         Participation in the Employee Plan is limited to eligible employees who authorize payroll deductions prior to the start of an Offering Period. A participating employee's payroll deductions may not exceed 10% of that employee's Base Pay during any pay period. In addition, no Participant may purchase shares with a Fair Market Value (determined on the first day of the Offering Period) exceeding $25,000 for each calendar year in which the Participant participates in the Employee Plan.

         The Employee Plan is administered by a committee (the "Committee") that is appointed by and serves at the discretion of the Board. The Committee has the power to promulgate rules and regulations for the proper administration of the Employee Plan, to interpret the provisions and supervise the administration of the Employee Plan and to take all actions in connection with the Employee Plan as the Committee deems necessary or desirable. The Committee may delegate all or part of its power to a Plan Administrator, who may delegate responsibility for the day-to-day operations of the Employee Plan to a Custodian. The

Custodian shall establish and maintain an account for each Participant for the purpose of holding Common Stock.

         The Employee Plan authorizes the Board to amend the Employee Plan from time-to-time, provided that no such amendment may materially increase the number of shares of Common Stock reserved for issuance thereunder or change the designation or class of employees eligible for participation in the Employee Plan without shareholder approval, except under the circumstances described below concerning a change in our capital structure. The Board is authorized to terminate the Employee Plan at any time, provided that no such termination may suspend or terminate a currently pending Offering Period or affect the rights of Participants to purchase shares of Common Stock on the related Exercise Date.

         The Employee Plan provides that in the event of a Change in Control (generally defined as the sale of more than 50% of our assets or a merger, consolidation or other transaction in which our directors prior to the transaction cease to constitute a majority of the Board or the persons who owned our voting securities prior to the transaction cease to own a majority of the voting securities of the surviving entity in such transaction), each Participant's right to purchase shares of Common Stock will be automatically exercised to the extent of the Participant's accumulated payroll deductions as of a date immediately prior to the Corporate Transaction.

         Up to 200,000 shares of Common Stock may be issued under the Employee Plan, subject to adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in our capital structure. We have filed a registration statement on Form S-8 for the 200,000 shares of Common Stock reserved for issuance under the Employee Plan.

         We have commenced quarterly offerings under the Employee Plan, and on July 1, 1999, 1,069 shares of Common Stock were purchased under the Employee Plan. The Common Stock is listed on the Nasdaq National Market under the symbol "GEEK." On September 1, 1999, the last reported sale price of the Common Stock was $12.25 per share.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE PLAN

         The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Employee Plan and does not attempt to describe all possible federal tax consequences or any foreign, state, local or other tax consequences of such participation or tax consequences based on particular circumstances.

         Assuming the Employee Plan is qualified under Section 423 of the Code, the grant of the right to purchase and the purchase of shares of Common Stock under the Employee Plan are not taxable. All tax consequences are deferred until the Participant sells or otherwise disposes of shares or dies. However, payroll deductions are taxable as wages subject to applicable withholding taxes in the year in which such amounts are credited to the Participant's account. The tax consequences of a disposition of shares vary depending on the time period such stock is held before its disposition. If a Participant disposes of shares within two years after the first day of the Offering Period in which such shares were acquired (a "disqualifying disposition"), the Participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the Fair Market Value of the shares on the Exercise Date and the purchase price paid for such shares. Any additional resulting gain or loss recognized by the Participant from the disposition of the shares is a capital gain or loss. If the Participant disposes of shares more than two years after the first day of the Offering Period in which such shares were acquired, the Participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (a) the difference between the

Fair Market Value of the shares on the date of disposition and the purchase price or (b) 15% of the Fair Market Value of the shares on the first day of the Offering Period in which such shares were acquired. Any additional gain recognized by the Participant on the disposition of the shares is a capital gain.

         If the Participant disposes of the shares in a disqualifying disposition, Internet America generally is entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the Participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code. In all other cases, no federal income tax deduction is allowed us. Under generally accepted accounting principles, we should not be required to recognize any compensation expense in connection with the purchase or sale of shares by Participants pursuant to the Employee Plan.


                                 PROPOSAL NO. 3
                             APPROVAL OF AMENDMENTS
                   TO THE 1998 NONQUALIFIED STOCK OPTION PLAN

INTRODUCTION

         Our 1998 Nonqualified Stock Option Plan (the "1998 Option Plan") was adopted by the Board of Directors and our shareholders on July 13, 1998. The purpose of the 1998 Option Plan is to promote our growth and general prosperity by permitting us to grant to our employees, directors and advisors options to purchase Common Stock. The Board believes that the amendment to increase the number of shares reserved for issuance under the 1998 Option Plan is necessary to allow flexibility for additional grants of options. The amendment to revise the mechanism for granting options to Independent Directors under the 1998 Option Plan is required to take into account the September 13, 1999 amendment to the Bylaws that created a staggered Board. Thus, the Board believes that approval of the amendments to the 1998 Option Plan is in Internet America's and our shareholders' best interests and unanimously recommends a vote "FOR" approval of the amendments.

SUMMARY OF TERMS AND PROVISIONS OF THE 1998 OPTION PLAN

         The following summary of the 1998 Option Plan is qualified in its entirety by the terms of the 1998 Option Plan, as amended, a copy of which is attached as Appendix B to this Proxy Statement. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the 1998 Option Plan.

         Pursuant to the 1998 Option Plan, we may grant nonstatutory (nonqualified) stock options to our employees, directors and advisors. A total of 400,000 shares of Common Stock are currently reserved for issuance under the 1998 Option Plan. One of the amendments would increase this number by 400,000 shares to 800,000 shares.

         The Compensation Committee has the authority to select the employees, directors and advisors to whom stock options are granted. Subject to the limitations set forth in the 1998 Option Plan, the Compensation Committee has the sole discretion and authority to determine the persons to whom options shall be granted and the number of shares covered by each option, to interpret the 1998 Option Plan, to establish vesting schedules, to specify the type of consideration to be paid upon exercise and, subject to certain restrictions, to specify other terms of the options.

         The maximum term of options granted under the 1998 Option Plan is ten years. Options granted under the 1998 Option Plan are in most cases nontransferable and generally expire within 30 days after the termination of the optionee's services, except in cases when the optionee is terminated "for cause" (as such term is defined therein). In such cases, the option typically expires automatically on the date of termination. In general, if an optionee is disabled or dies, such option may be exercised up to 12 months following such disability or death, unless the Compensation Committee determines to allow a longer period for exercise. In general, if an optionee retires from his or her service to us, such option may be exercised up to three months following such retirement, unless the Compensation Committee determines to allow a longer period for exercise.

GRANTS UNDER THE 1998 OPTION PLAN

         There are currently outstanding options to purchase 183,000 shares of Common Stock under the 1998 Option Plan, consisting of: (i) an option issued to Mr. Corona in July 1998 to purchase 22,500 shares of Common Stock at an exercise price of $8.00 per share; (ii) options issued to each of Messrs. Corona, Hunt and Smith in December 1998 to purchase 22,500 shares of Common Stock at an exercise price of $13.00 per share; (iii) options issued to certain of our employees in December 1998 to purchase an aggregate of 17,000 shares of Common Stock at an exercise price of $13.00 per share; and (iv) options issued to certain of our employees in August 1999 to purchase an aggregate of 76,000 shares of Common Stock at an exercise price of $13.75 per share.

AMENDMENTS

         Our Board of Directors has unanimously approved the adoption of two amendments to the 1998 Option Plan. The first amendment is to increase the number of shares of Common Stock reserved for issuance under the 1998 Option Plan by 400,000 shares to a total of 800,000 shares. The Board of Directors believes that this amendment is important to allow flexibility to issue additional options to our officers, directors and employees and to facilitate acquisitions of targets which may have granted options.

         The second amendment is to revise the mechanism for granting options to Independent Directors under the 1998 Option Plan. The Board of Directors believes that this amendment is required solely to modify certain language in the 1998 Option Plan to take into account the September 13, 1999 amendment to the Bylaws that divides the Board into three classes, as nearly equal in size as possible, with staggered terms.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 1998 OPTION PLAN

         The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of the grant of an option under the 1998 Option Plan (an "Option") and does not attempt to describe all possible federal tax consequences or any foreign, state, local or other tax consequences or tax consequences based on particular circumstances.

         The holder of an Option (an "Optionee") will not recognize taxable income upon the grant of the Option, and no tax deduction will be available to us unless the Option has a readily ascertainable value on the date of grant. An Option that is not publicly traded ordinarily is not considered to have a readily ascertainable value on the date of grant.

         Upon exercise of an Option, the Optionee will recognize ordinary taxable income equal to the difference between (a) the fair market value, on the date of exercise, of the Common Stock subject to the

Option and (b) the exercise price. We will be entitled to a corresponding tax deduction. The Optionee's tax basis in the Common Stock purchased upon exercise of the Option will be the sum of the exercise price and the amount of ordinary taxable income the Optionee recognized on the exercise. When the Optionee sells the Common Stock, the Optionee will recognize capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of the Common Stock. The capital gain or loss will be long-term capital gain or loss if the Optionee held the Common Stock for more than one year. Otherwise the capital gain or loss will be short-term capital gain or loss. Other rules apply if an Option is exercised by tendering Common Stock.

         Upon an Optionee's exercise of an Option, the excess of the fair market value of the Common Stock subject to the Option over the exercise price will constitute "wages" for employment tax and income tax withholding purposes. Therefore, we will be required to withhold the appropriate amounts from such wages.


                              INDEPENDENT AUDITORS

         The Board of Directors has selected Deloitte & Touche LLP as our independent auditors for the year ended June 30, 2000. Representatives of Deloitte & Touche LLP, who also served as our independent auditors for the year ended June 30, 1999, will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.


                            SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. During the fiscal year ended June 30, 1999, we believe that our officers, directors and persons who own more than 10% of a registered class of our equity securities have timely filed all reports required by Section 16(a) of the Exchange Act, except for late filings of a Form 4 by each of Messrs. Hunt, Smith and Westcott. In making this disclosure, we have relied solely on our review of the copies of such forms received by us with respect to fiscal 1999, or written representations from certain reporting persons.


                             SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a shareholder intends to present at next year's Annual Meeting of Shareholders must be received by us at our principal executive office not later than May 25, 2000 in order to be included in the proxy material for such meeting. Such proposals should be sent to Internet America, Inc., Attention: Secretary, 350 North St. Paul, Suite 3000, Dallas, Texas 75201.

                                 OTHER MATTERS

         As of the date of this Proxy Statement, we know of no other business to be presented for action at the meeting. As to any business which would properly come before the meeting, the Proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.


                                 MISCELLANEOUS

         All costs of solicitation of Proxies will be borne by us. In addition to solicitation by mail, our officers and employees may solicit Proxies by telephone or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and we may reimburse them for their out-of-pocket expenses incurred in connection therewith.

         Our Annual Report to Shareholders, including financial statements for the fiscal year ended June 30, 1999, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

                                   By Order of the Board of Directors



                                   ELIZABETH PALMER DAANE
                                   Secretary

September 30, 1999
Dallas, Texas

                                                                     APPENDIX A

                             INTERNET AMERICA, INC.

                          EMPLOYEE STOCK PURCHASE PLAN



         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll withholding amounts. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423, and the provisions of the Plan shall be construed in a manner consistent with the requirements of Code Section 423.

         2. DEFINITIONS.

                  (a) "Agent" shall have the meaning set forth in paragraph
         11(c).

                  (b) "Base Pay" shall mean the regular straight-time and overtime compensation received by an Employee from the Company and its Designated Subsidiaries for personal services rendered by the Employee, excluding payments for incentive compensation, bonuses and other special payments.

                  (c) "Board" shall mean the Company's Board of Directors.

                  (d) "Change in Control" shall have the meaning set forth in paragraph 16.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (f) "Commencement Date" shall mean the first day of each Offering Period on which the Nasdaq National Market System is open for trading.

                  (g) "Common Stock" shall mean the Company's common stock, par value $.01 per share.

                  (h) "Company" shall mean Internet America, Inc., a Texas corporation.

                  (i) "Committee" shall have the meaning set forth in paragraph 11(a).

                  (j) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of absence due to vacation or sick leave in accordance with the Company's policies or leave agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (k) "Custodian" shall mean the person or entity designated by the Committee or Plan Administrator pursuant to paragraph 11(b).

                  (l) "Designated Subsidiary" shall mean each Subsidiary that has been designated by the Company's Chief Executive Officer as eligible to become a participating employer in the Plan.

                  (m) "Effective Date" shall mean April 20, 1999.

                  (n) "Employee" shall mean any person who is actually recorded as an employee on the Company's or a Designated Subsidiary's customary and usual payroll records at the time the services are performed, provided that no person classified as an independent contractor by the Company or a Designated Subsidiary shall be considered an "Employee" for purposes of the Plan.

                  (o) "Exercise Date" shall mean the last day of each Offering Period on which the Nasdaq National Market System is open for trading.

                  (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (q) "Fair Market Value" shall mean, on any date, the closing price per share of the Common Stock on the Nasdaq National Market System on such date.

                  (r) "Offering Period" shall mean each quarterly offering period beginning on January 1st, April 1st, July 1st and October 1st and ending on March 31st, June 30th, September 30th and December 31st, respectively, of each year during the continuation of the Plan; provided that the Committee shall have the power to change the duration of Offering Periods from time-to-time in its sole discretion.

                  (s) "Option Price" shall have the meaning set forth in paragraph 4(c).

                  (t) "Participant" shall mean each Employee who is eligible to participate in the Plan and who has elected to participate in the Plan by timely filing a payroll withholding authorization form with the Committee.

                  (u) "Plan" shall mean the Internet America, Inc. Employee Stock Purchase Plan, as amended from time-to-time.

                  (v) "Plan Administrator" shall mean the person designated by the Committee pursuant to paragraph 11(b).

                  (w) "Reserves" shall have the meaning set forth in paragraph 15(b).

                  (x) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (y) "Transaction" shall have the meaning set forth in paragraph 16(iii).

         3. ELIGIBILITY.

                  (a) Subject to the requirements of paragraph 4(b), any Employee shall be eligible to participate in the Plan during an Offering Period, provided that as of the Commencement Date of such Offering Period:

                           (i) the Employee's customary employment with the
                  Company or a Designated Subsidiary is more than 20 hours per week and more than five months in any calendar year; and

                           (ii) the Employee has maintained Continuous Status
                  as an Employee for at least three months; and

         provided that the Employee maintains Continuous Status as an Employee throughout the Offering Period. For purposes of paragraph 3(a)(ii), service with a "predecessor employer" shall be considered service with the Company or a Designated Subsidiary. The term "predecessor employer" means an entity (i) the securities or assets of which are acquired by the Company or a Designated Subsidiary or which is merged into the Company or a Designated Subsidiary and (ii) which is so designated by the Company's Chief Executive Officer.

                  (b) Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan:

                           (i) if, immediately after the grant, the Employee
                  (together with any other person whose stock would be attributed to the Employee pursuant to Code Section 424(d)) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

                           (ii) which permits the Employee's right to purchase
                  stock under all employee stock purchase plans (described in Code Section 423) of the Company and each Subsidiary to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined on the date the option is granted) for each calendar year in which the option is outstanding at any time.

         4. GRANT OF OPTION; PARTICIPATION.

                  (a) On each Commencement Date, the Company shall commence an offer by granting each eligible Employee an option to purchase the maximum number of shares of Common Stock that may be purchased by the eligible Employee pursuant to the Plan, subject to the limitations set forth in paragraph 10.

                  (b) Each eligible Employee may elect to participate in the Plan with respect to an offer only by filing a payroll withholding authorization form with the Committee on or before the 15th day of the month preceding the Commencement Date of the Offering Period (or such other date as the Committee may designate from time-to-time in its sole discretion) authorizing payroll withholding (as set forth in paragraph 5) throughout the Offering Period.

                  (c) The option price per share of the Common Stock subject to an offering (the "Option Price") shall be the lesser of:

                           (i) 85% of the Fair Market Value of a share of
                  Common Stock on the Commencement Date, or

                           (ii) 85% of the Fair Market Value of a share of
                  Common Stock on the Exercise Date.

         5. PAYROLL WITHHOLDING.

                  (a) The payroll withholding authorization form filed by an eligible Employee with the Committee shall indicate the percentage amount (in whole numbers) of the Participant's Base Pay (not to exceed 10%) that the Participant elects to use to purchase shares of Common Stock pursuant to the Plan. A Participant may not increase or decrease such amount during an Offering Period; provided that a Participant may change such amount by filing a new payroll withholding authorization form with the Committee on or before the 15th day of the month preceding the Commencement Date of the next Offering Period (or such other date as the Committee may designate from time-to-time in its sole discretion). The change in amount shall be effective on the Commencement Date of the next Offering Period. A Participant's payroll withholding authorization form shall remain in effect for successive Offering Periods unless modified as provided in this paragraph or terminated as provided in paragraph 8.

                  (b) During an Offering Period, the Company shall withhold from each Participant's Base Pay the percentage amount elected by the Participant pursuant to paragraph 5(a). All payroll withholding from a Participant's Base Pay shall be credited to the Participant's Plan account. A Participant may not make any payments for the purchase of Common Stock pursuant to the Plan other than payments pursuant to a payroll withholding authorization form.

         6. EXERCISE OF OPTION. Unless a Participant withdraws the Participant's accumulated payroll withholding amounts in accordance with paragraph 8, the Participant's option to purchase Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of whole shares of Common Stock subject to the option granted to each Participant shall be purchased at the Option Price with the Participant's accumulated payroll withholding amounts. No fractional shares of Common Stock may be purchased. Payroll withholding amounts that represent cash in lieu of fractional shares shall remain in the Participant's Plan account and shall become part of the Participant's accumulated payroll withholding amounts for the next Offering Period. The Common Stock purchased upon exercise of an option shall be deemed to be transferred to the Participant on the Exercise Date. During each Participant's lifetime, the option to purchase shares of Common Stock shall be exercisable only by the Participant.

         7. DELIVERY. Certificates representing shares of Common Stock purchased upon exercise of a Participant's option shall be held by the Custodian and credited to the Participant's Plan account. Upon written request by a Participant or a Participant's legal representative, the Custodian shall issue certificates to the Participant or the Participant's legal representative for the Common Stock credited to the Participant's Plan account. The Custodian may require a Participant or a Participant's legal representative to provide such documentation as may be reasonably required in connection with the issuance of certificates of Common Stock.

         8. WITHDRAWAL; TERMINATION OF EMPLOYMENT; INSIDERS.

                  (a) During an Offering Period, a Participant may withdraw all, but not less than all, of the Participant's payroll withholding amounts prior to the Exercise Date of an Offering Period by giving written notice to the Committee. All of the Participant's payroll withholding amounts shall be paid to the Participant as soon as administratively feasible after receipt of written notice of withdrawal, and the Participant's option for the Offering Period shall be automatically terminated.

                  (b) Any Participant who withdraws from the Plan during an Offering Period pursuant to paragraph 8(a) shall not be eligible to participate in the Plan for the remainder of the Offering Period. To participate in the Plan for a subsequent Offering Period, the Participant must file a new payroll withholding authorization form with the Committee on or before the date prescribed pursuant to paragraph 4(b).

                  (c) Upon termination of a Participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period on account of retirement or disability (in accordance with the Company's personnel policies) or death, the Participant's payroll withholding amounts shall be used to purchase Common Stock on the next succeeding Exercise Date unless the Participant (or in the case of the Participant's death, the legal representative of the Participant's estate) elects to withdraw the Participant's payroll withholding amounts in cash prior to the Exercise Date. Upon termination of a Participant's Continuous Status as an Employee for any other reason, the Participant's payroll withholding amounts shall be refunded to the Participant in cash as soon as administratively feasible after such termination.

         9. INTEREST. No interest shall accrue on or be payable with respect to a Participant's payroll withholding amounts.

         10. STOCK.

                  (a) The maximum number of shares of Common Stock that shall be reserved for issuance pursuant to the Plan shall be 200,000, subject to adjustment due to changes in capitalization of the Company as provided in paragraph 15. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to paragraph 4(a) on a Commencement Date exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares of Common Stock for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares of Common Stock remaining available for option grant in a uniform manner. In such event, the Committee shall give notice to each Participant of the reduction in the number of shares of Common Stock available for option grant and, if necessary, shall reduce the rate of payroll withholding of all affected Participants. The Plan shall terminate if no Common Stock is available for issuance pursuant to the Plan. The Common Stock available for issuance pursuant to the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Company in the public market for issuance pursuant to the Plan. The Company shall pay all brokerage commissions and fees incurred in connection with the purchase of Common Stock for issuance pursuant to the Plan.

                  (b) No Participant shall have rights as a stockholder with respect to Common Stock subject to an option until such shares of Common Stock have been purchased for the Participant's Plan account in accordance with the provisions of the Plan.

                  (c) Common Stock to be delivered to a Participant pursuant to the Plan shall be registered in the name of the Participant.

         11. ADMINISTRATION.

                  (a) The Plan shall be administered by a committee comprised of one or more individuals (the "Committee") appointed from time-to-time by the Board. The Committee shall have full power and authority to promulgate rules and regulations for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan and to take all actions in connection with or in relation to the Plan as it deems necessary or desirable. Decisions of the Committee shall be made by a majority of its members and shall be final for all purposes. The Company shall pay all expenses incurred in the administration of the Plan.

                  (b) The Committee may delegate all or part of its power and authority to administer the Plan to a Plan Administrator appointed by the Committee. The Plan Administrator (or the Committee if no Plan Administrator has been appointed) may delegate the responsibility for the day-to-day operations of the Plan to a Custodian. The Custodian shall establish and maintain an account for each Participant for the purpose of holding Common Stock on behalf of each Participant.

                  (c) An agent (the "Agent") may be appointed by the Committee to perform the functions and have the responsibilities assigned to the Agent in this subparagraph with respect to the purchase of Common Stock. The Committee shall have the right to replace the Agent at any time. Notwithstanding any Plan provision to the contrary, to the extent that Common Stock is purchased in the public market, the Agent shall have all authority to determine the times of purchases, the prices at which purchases shall be made, the manner in which purchases shall be made and the brokers or dealers (which may include the Agent) to make such purchases.

         12. TRANSFERABILITY. Neither payroll withholding amounts nor any rights with regard to the exercise of an option or to receive Common Stock pursuant to the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be ineffective except that the Committee may treat such act as an election to withdraw payroll withholding amounts in accordance with paragraph 8.

         13. USE OF FUNDS. All payroll withholding amounts pursuant to the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate payroll withholding amounts from its other assets.

         14. REPORTS. Statements of account shall be given to each Participant as soon as administratively feasible after each Exercise Date. The statements shall set forth the Participant's payroll withholding amounts throughout the Offering Period, the Option Price, the number of shares of Common Stock purchased and the cash balance, if any, in the Participant's Plan account.

         15. ADJUSTMENTS. Subject to any required action by the stockholders of the Company,

                  (a) the number of shares of Common Stock subject to each option granted pursuant to the Plan that has not been exercised,

                  (b) the number of shares of Common Stock that has been authorized for issuance pursuant to the Plan but has not been placed under option (collectively, the "Reserves"), and

                  (c) the Option Price of Common Stock subject to each option granted pursuant to the Plan that has not been exercised,

shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar capital adjustment, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, provided that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board whose determination shall be final, binding and conclusive for all purposes. Except as expressly provided in the Plan, no issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of the shares of Common Stock subject to an option granted pursuant to the Plan.

         16. EFFECTS OF CERTAIN CHANGES. In the event of the dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event that the Company enters into an agreement to merge into, consolidate with or otherwise transfer all or substantially all of its assets to another corporation or a Change in Control or threatened Change in Control (as determined by the Committee in its sole discretion) occurs, each option under the Plan shall be assumed, or an equivalent option shall be substituted by, the surviving, resulting or acquiring corporation or a parent or subsidiary of such corporation unless the Board determines, in its sole discretion and in lieu of such assumption or substitution:

                  (a) to cancel each option and refund to each Participant the payroll withholding amounts received with respect to the canceled options, or

                  (b) to give each Participant the right to exercise the option as to all of the optioned shares of Common Stock, including shares of Common Stock as to which the option would not otherwise be exercisable.

         For purposes of this paragraph 16, "Change in Control" means one or more of the following events:

                           (i) Any person within the meaning of Section 13(d)
                  and 14(d) of the Exchange Act, other than the Company (including its Subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d- 3 under the Exchange Act, of 50% or more of the combined voting power of the Company's then outstanding Common Stock or equivalent in voting power of any class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of directors ("voting securities"); or

                           (ii) Shares representing 50% or more of the combined
                  voting power of the Company's voting securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its Subsidiaries or affiliates); or

                           (iii) As a result of, or in connection with, any
                  tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or

                           (iv) Following the effective date of the Plan, the
                  Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the

                  Company, other than (A) any party to such merger or consolidation, or (B) any affiliates of any such party; or

                           (v) The Company transfers more than 50% of its
                  assets, or the last of a series of transfers results in the transfer of more than 50% of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subparagraph (v), the determination of what constitutes 50% of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a change of control if 50% of the Company's assets were transferred in connection with such events, in its sole discretion.

         If the Board makes an option fully exercisable upon the happening of one of the events described in this paragraph 16, the Board shall notify each Participant that the option shall be fully exercisable for a period of at least 30 days from the date of such notice, and the option shall terminate upon the expiration of such period.

         The Board, in its sole discretion, also may adjust the Reserves as well as the Option Price of the Common Stock subject to each outstanding option if the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of Common Stock or consolidates with or merges into any other corporation.

         17. AMENDMENT OR TERMINATION. The Board may at any time terminate, suspend or amend the entire Plan or any provision of the Plan. Except as provided in paragraph 16, no such termination shall affect options previously granted, nor may an amendment make any change in any option previously granted that adversely affects the rights of any Participant, nor may an amendment be made without prior approval of the Company's stockholders if such amendment would:

                  (a) materially increase the number of shares of Common Stock that may be issued pursuant to the Plan; or

                  (b) change the designation or class of employees eligible for participation in the Plan;

provided that prior approval of the Company's stockholders with respect to the foregoing shall be required only to the extent required by any statutory law, regulation or stock exchange rule.

         18. NOTICES. All notices or other communications by a Participant to the Committee under or in connection with the Plan shall be deemed to have been given when received in the form specified by the Committee to the location, or by the person, designated by the Committee for the receipt thereof.

         19. STOCKHOLDER APPROVAL. The Plan shall be subject to approval of the Company's stockholders within 12 months before or after the Effective Date of the Plan.

         20. EMPLOYMENT RIGHTS. Participation in the Plan shall not impose any obligations upon the Company to continue the employment of a Participant for any specific period of time and shall not affect the right of the Company to terminate such person's employment at any time, with or without cause.

         21. GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with laws of the State of Texas (without giving effect to conflicts of laws principles) and applicable Federal law.

         22. CONDITIONS UPON ISSUANCE OF COMMON STOCK. Common Stock shall not be issued with respect to an option unless the exercise of the option and the issuance and delivery of the Common Stock complies with all applicable provisions of law, domestic or foreign, including without limitation the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under such laws, the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be subject to the approval of counsel to the Company with respect to such legal compliance.

         As a condition to the exercise of an option, the Company may require the person exercising the option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment without any present intention to sell or distribute the Common Stock if, in the opinion of counsel to the Company, such a representation is required by applicable law.

         23. EFFECTIVE DATE. The Plan shall be effective on the Effective Date subject to the approval of the Plan by the Company's stockholders.

                                                                     APPENDIX B

                             INTERNET AMERICA, INC.

               FIRST AMENDED 1998 NONQUALIFIED STOCK OPTION PLAN


                                   ARTICLE I
                                    THE PLAN

         1.1 Name. This Plan shall be known as the "Internet America, Inc. 1998 Nonqualified Stock Option Plan." Capitalized terms used herein are defined in
Article V hereof.

         1.2 Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its Employees, Directors, and Advisors Options to purchase Common Stock of the Company. The Plan is designed to help the Company and its Subsidiaries attract and retain superior personnel for positions of substantial responsibility and to provide Employees, Directors, and Advisors with an additional incentive to contribute to the success of the Company. Options granted under the Plan are not intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Code.

         1.3 Effective Date. The Plan shall become effective upon the Effective Date.

         1.4 Eligibility to Participate. Any Employee, Director, or Advisor shall be eligible to participate in the Plan. Subject to the following provisions, the Committee may grant Options in accordance with such determinations as the Committee from time-to-time in its sole discretion shall make. Any Options granted shall be in the form approved at such time by the Committee.

         1.5 Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

         1.6 Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 3.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall not exceed 800,000 shares (which number has been adjusted to give effect to the Company's 2.25 for 1.00 stock split in July 1998). The maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any person during the term of the Plan shall not exceed 80,000 shares.

         1.7 Options and Stock Granted Under Plan. Plan Shares with respect to which an Option has been exercised shall not again be available for grant hereunder. If Options terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such termination relates.

         1.8 Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

                  (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

                  (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

         1.9 Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time-to-time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

         1.10 Tax Withholding and Reporting.

                  (a) Condition Precedent. The issuance of Plan Shares pursuant to the exercise of any Option is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state, or local law is necessary or desirable as a condition of, or in connection with such issuance, then the issuance shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

                  (b) Manner of Satisfying Withholding Obligation. When the Committee requires an Optionee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with paragraph (a) above, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the Optionee having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of an Option having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration permitted by the Committee in its discretion.

                  (c) Tax Reporting. The Company shall file, and shall furnish the Optionee, a copy of all federal, state, and local tax information returns that it deems to be required in connection with the grant, exercise, or vesting of any Option.

         1.11 Exercise of Options

                  (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

                  (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, in shares of Common Stock, (iv) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (v) in any other form of valid consideration permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value.

         1.12 Acceleration in Certain Events. The Committee may accelerate the exercisability or other vesting of any Option in whole or in part at any time. Notwithstanding the provisions of any Option Agreement, the following provisions shall apply:

                  (a) Mergers, Consolidation, Etc. In the event that the Company, pursuant to action by the Board, at any time enters an agreement whereby the Company will merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting, or acquiring corporation of outstanding Options, or for the substitution of new Options with substantially equivalent benefit therefor, each outstanding Option shall become fully (100 percent) vested. The Committee shall advise each Optionee in writing of the manner and terms under which such fully vested Options shall be exercised, if applicable.

                  (b) Change in Control. Anything contained herein to the contrary notwithstanding, at the sole discretion of the Committee (1) an Optionee shall become fully (100 percent) vested in each of his Options upon the occurrence of a change in control (as defined below) or a threatened change in control (as determined by the Committee in its sole discretion); and (2) no Option held by an Optionee at the time a change in control or threatened change in control occurs or at any time thereafter shall terminate for any reason before the end of the Option's express term (if applicable). For purposes of this section, "change in control" means one or more of the following events:

                  (i) Any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company (including its Subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 50 percent or more of the combined voting power of the Company's then outstanding Common Stock or equivalent in voting power of any class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of directors ("voting securities"); or

                  (ii) Shares representing 50 percent or more of the combined voting power of the Company's voting securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its subsidiaries or affiliates); or

                  (iii) As a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or

                  (iv) Following the effective date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (A) any party to such merger or consolidation, or (B) any affiliates of any such party; or

                  (v) The Company transfers more than 50 percent of its assets, or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subsection
         (v), the determination of what constitutes 50 percent of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a change of control if 50 percent of the Company's assets were transferred in connection with such events, in its sole discretion.

         1.13 Written Notice Required. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

         1.14 Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares (and the exercise of an Option, if applicable) shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Optionee to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Option, restricting their transfer as required by law or this section.

         1.15 Employment or Service of Optionee. Nothing in the Plan or in any Option shall confer upon any Employee any right to continued employment by the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Option shall confer upon any Director or Advisor any right to continued service as a Director or Advisor of the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that service.

         1.16 Rights of Optionees Upon Termination of Employment or Service. In the event an Optionee ceases to be an Employee, Director, or Advisor for any reason other than death, Retirement, Permanent Disability, or Cause or pursuant to a right of termination under an Employee's employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Optionee's Options, in its sole discretion, and (ii) any Option held by such Optionee shall be exercisable (to the extent exercisable on the date of termination of employment or rendition of services, or, if the vesting of such Option has been accelerated, to the extent exercisable following such acceleration) at any time within 30 days after the date of termination of employment or rendition of services, unless by its terms the Option expires earlier or unless the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option shall not be extended beyond its initial term. In the event an Optionee ceases to serve as an Employee, Director, or Advisor due to death, Permanent Disability, Retirement, or Cause or pursuant to a right of termination under an Employee's employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Optionee's Options, in its sole discretion, and
(ii) the Optionee's Options may be exercised as follows:

                  (a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option if an Optionee dies while serving as an Employee, Director, or Advisor or within three months after ceasing to be an Employee, Director, or Advisor, his Options shall become fully (100 percent) vested on the date of his death and shall expire twelve months thereafter, unless by their terms they expire sooner or unless the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option shall not be extended beyond its initial term. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option pass by will or by the laws of descent and distribution.

                  (b) Retirement. If an Optionee ceases to serve as an Employee, Director, or Advisor as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Optionee's Options, in its sole discretion, and (ii) the Optionee's Options shall be exercisable (to the extent exercisable on the effective date of such Retirement or, if the vesting of such Options has been accelerated, to the extent exercisable following such acceleration) at any time within three months after the effective date of such Retirement, unless by their terms the Options expire earlier or unless the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option shall not be extended beyond its initial term.

                  (c) Disability. If an Optionee ceases to serve as an Employee, Director, or Advisor as a result of Permanent Disability, the Optionee's Options shall become fully (100 percent) vested and shall expire twelve months thereafter, unless by their terms they expire sooner or unless the Committee agrees, in its sole discretion, to extend its term; provided that the term of any such Option shall not be extended beyond its initial term.

                  (d) Cause. If an Optionee ceases to be employed by the Company or a Subsidiary or ceases to serve as a Director or Advisor because the Optionee's employment or service relationship with the Company or a Subsidiary is terminated for Cause, the Optionee's Options (whether vested or unvested) shall automatically expire on the date of such termination. If any facts that would constitute Cause for termination or removal of an Optionee are discovered after the Optionee's employment or service relationship with the Company has ended, any Options then held by the Optionee may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement with the Company or a Subsidiary, the Optionee's relationship with the Company or a Subsidiary shall be deemed terminated for Cause for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated "for cause" for purposes of such written agreement or the Optionee voluntarily ceases to be an Employee in breach of his employment agreement with the Company or a Subsidiary.

                  (e) Notice. If an Optionee's employment agreement with the Company or a Subsidiary is terminated by either the Company, a Subsidiary, or the Optionee by providing a required or permitted notice of termination thereunder, the Options that are exercisable as of the date of termination shall remain exercisable for a period of twelve months after the date of termination and shall expire at the end of such twelve-month period.

         1.17 Transferability of Options. Except as may be agreed upon by the Committee in accordance with this section, Options shall not be transferable other than by will or the laws of descent and distribution. The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option. The Committee may, in its discretion, provide in an Option Agreement that Options may be transferred to members of the Optionee's immediate family, trusts for the benefit of such immediate family members, and partnerships in which such immediate family members are the only partners, provided that there is no consideration for the transfer.

         1.18 Return of Value of Option. The Committee, in its sole discretion, may include in any Option Agreement a provision requiring the Optionee to pay to the Company an amount of money equal to the excess of the value of Common Stock received upon the exercise of an Option over the exercise price paid for such Common Stock, if the Optionee terminates his employment with the

Company without the Company's consent, terminates his employment with the Company and thereafter engages in competition with the Company (as defined in the applicable Option Agreement), or is discharged by the Company for Cause.

         1.19 Other Terms and Conditions of Options. Except as otherwise provided in the Plan, the terms and conditions of Options may differ from one another as the Committee shall, in its discretion.

         1.20 Duration of Options. Each Option and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         1.21 Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of an Option shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         1.22 Individual Option Agreements. Each Optionee shall be required to enter a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant hereto, and such other matters as the Committee deems appropriate.

         1.23 Option Grants to Nonemployee Directors. After such time as the Company becomes a reporting company under the Exchange Act (a "Reporting Company"), each Director who is not an officer or Employee (a "Nonemployee Director") will receive an Option to purchase 22,500 shares of Common Stock (which number has been adjusted to give effect to the Company's 2.25 for 1.00 stock split in July 1998), which will be fully exercisable on the date of grant of such Option. In addition, after such time as the Company becomes a Reporting Company, each Nonemployee Director will receive an Option to purchase 20,000 shares of Common Stock (which number has been adjusted to give effect to the Company's 2.25 for 1.00 stock split in July 1998) following the first anniversary of his election to the Board of Directors, and only if such Nonemployee Director continues to be a Director. Each of such Options will vest 25% annually, with the initial 25% becoming exercisable on the date of grant of the Option and an additional 25% becoming exercisable on each of the first three anniversaries of the grant date; provided, however, if at any time during the three-year vesting period of such Option such Nonemployee Director ceases to be a Director, the vesting and exercisability of such Option shall occur as provided in Section 1.16 hereof. The purchase price of Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option received by Nonemployee Directors will be the Fair Market Value of the Plan Shares on the date of grant. Each such Option will expire on the day prior to the tenth anniversary of the date of grant of such Option. At the time the Company becomes a Reporting Company, the above provisions in this Section 1.23 shall become applicable to existing Nonemployee Directors as if such Nonemployee Director had been initially elected as of the date the Company became a Reporting Company.

                                   ARTICLE II
                                 ADMINISTRATION

         2.1 Committee. The Plan shall be administered by a Committee of not fewer than two members of the Board. The Committee shall be appointed by the Board. Each member of the Committee shall be both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code and the regulations issued pursuant thereto. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time-to-time the persons to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Option (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan.

         2.2 Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.3 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Directors, and Advisors, their employment, death, Retirement, Permanent Disability, or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

         2.4 Exculpation of Committee. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan, including without limitation any determination by the Committee regarding whether a "change in control" (within the meaning of Section 1.12) is threatened and any failure by the Committee to consider such a determination.


                                  ARTICLE III
                     TERMINATION, AMENDMENT, AND ADJUSTMENT

         3.1 Termination and Amendment. The Plan shall terminate on July 7, 2008. No Option shall be granted under the Plan after that date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the shareholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option hereunder, alter or impair any of that individual's rights or obligations under any Option granted prior to that amendment, suspension, or termination.

         3.2 Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof granted prior to any such change also shall be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.


                                   ARTICLE IV
                                 MISCELLANEOUS

         4.1 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any Subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

         4.2 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any Subsidiary or affiliate of the Company that adopts the Plan.

         4.3 Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         4.4 Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.


                                   ARTICLE V
                                  DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         5.1 "Advisor" means any person not employed by the Company and not a Director, rendering consulting or advisory services to the Company, who is expected or determined by the Committee to contribute significantly to the management, growth, or direction of some part or all of the business of the Company. The power to determine who is and who is not an Advisor for purposes of the Plan is reserved solely to the Committee.

         5.2 The term "affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such Person.

         5.3 "Board" means the Board of Directors of the Company.

         5.4 "Cause" means conviction of a crime involving moral turpitude or a crime providing for a term of imprisonment in a federal or state penitentiary; failure or refusal to follow reasonable instructions of the Board; failure or refusal to comply with the reasonable policies, standards and regulations of the Company, which from time-to-time may be established; failure or refusal to faithfully and diligently perform the usual customary duties of his employment or service; acting in an unprofessional, unethical, immoral or fraudulent manner; acting in a manner which discredits or is detrimental to the reputation, character and standing of Company or a Subsidiary; or the commission of any other act that causes or reasonably may be expected to cause substantial injury to the Company.

         5.5 The term "change of control" has the meaning set forth in Section 1.12(b).

         5.6 "Code" means the Internal Revenue Code of 1986, as amended.

         5.7 "Committee" means the Committee appointed in accordance with
Section 2.1.

         5.8 "Common Stock" means the Common Stock, par value $0.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

         5.9 "Company" means Internet America, Inc., a Texas corporation, or one or more of its Subsidiaries.

         5.10 "Director" means a member of the Board.

         5.11 "Effective Date" means July 10, 1998.

         5.12 "Employee" means an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of any Subsidiary of the Company that adopts the Plan, including Officers.

         5.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         5.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         5.15 "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         5.16 "Officer" means an officer of the Company or any Subsidiary of the Company.

         5.17 "Option" means a an option to purchase Common Stock pursuant to this Plan.

         5.18 "Optionee" means a person to whom an Option has been granted hereunder.

         5.19 "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         5.20 "Permanent Disability" has the meaning provided for that term in
Section 22(e)(3) of the Code.

         5.21 "Person" means any individual, corporation, partnership, joint venture, trust, or unincorporated organization.

         5.22 "Plan" means the Internet America, Inc. 1998 Nonqualified Stock Option Plan, as set forth herein and as amended from time-to-time.

         5.23 "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         5.24 "Retirement" occurs when an Optionee terminates his employment or service relationship with the Company or a Subsidiary on or after the date he
(a) turns 65 years old or (b) turns 55 years old and has completed ten years of service with the Company or a Subsidiary as otherwise determined by the Board.

         5.25 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

         5.26 "Securities Act" means the Securities Act of 1933, as amended.

         5.27 "Subsidiary" means a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

         5.28 "Tax Date" means the date on which the amount of tax to be withheld is determined.

         5.29 "Transaction" has the meaning set forth in Section 1.12(b)(iii).

         5.30 The term "voting securities" has the meaning set forth in Section 1.12(b)(i).

                             INTERNET AMERICA, INC.

                                 REVOCABLE PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             1999 ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 4, 1999

     The undersigned hereby appoints Michael T. Maples and Elizabeth Palmer Daane, each with power to act without the other and full power of substitution, as proxies of the undersigned and authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of common stock of Internet America, Inc. that the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders to be held at the Adam's Mark Hotel, 400 North Olive Street, Dallas, Texas 75201, on November 4, 1999, at 10:00 a.m. central time, and any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR UNDER PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO
ITEM 4.

                    (to be dated and signed on reverse side)

--------------------------------------------------------------------------------

                                   FOR all nominees listed         WITHHOLD
                                      (except as marked            AUTHORITY
                                       to the contrary)         to vote for all
                                                                   nominees

                                   list

1. Election of Directors                      [ ]                     [ ]


William O. Hunt, Jr., Michael T. Maples, Jack T. Smith, Gary L. Corona

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)


--------------------------------------------------------------------------------

                                             FOR         AGAINST        ABSTAIN

2. Approve Employee Stock                    [ ]           [ ]            [ ]
Purchase Plan.

                                             FOR         AGAINST        ABSTAIN

3. Approve amendments to the 1998            [ ]           [ ]            [ ]
Nonqualified Stock Option Plan as
Amended (increasing the number of
authorized shares from 400,000 to
800,000, and modifying language
granting options to Independent
Directors to take into account the
staggered Board).

                                             FOR         AGAINST        ABSTAIN

4. In their discretion, the proxies are      [ ]           [ ]            [ ]
authorized to vote upon such other
business as may properly come before
the meeting or any adjournment thereof.


     Dated                                  , 1999
           ---------------------------------

     -------------------------------------------
     Signature

     -------------------------------------------
     Signature, if held jointly

     Please sign this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Please mark, sign, date and return this proxy promptly using the enclosed envelope.